UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2018

AQUA METALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1010 Atlantic Avenue Alameda, California 94501
(Address of principal executive offices)

(510) 479-7635
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02     Results of Operations and Financial Condition

On March 15, 2018, we issued a press release announcing our results of operations for the fiscal quarter and year ended December 31, 2017. We also conducted an earnings call over which we distributed an investor presentation. The full text of the press release and investor presentation are furnished as Exhibits 99.1 and 99.2 to this report.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits	Method Filing

The following exhibit is furnished with this report:

Exhibit 99.1	Press release dated March 15, 2018 regarding the Registrant’s financial results for its fiscal quarter and year ended December 31, 2017	Filed Electronically herewith
Exhibit 99.2	Investor presentation distributed on March 15, 2018	Filed Electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: March 15, 2018	/s/ Stephen R. Clarke
Stephen R. Clarke
Chief Executive Officer